UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

MOBILE LADS CORP.

(Exact name of registrant as specified in charter)

Nevada	333-189723	42-1774611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Adelaide Street West, 4th Floor Toronto, Ontario, Canada (Address of principal executive offices)	M5V 1R3 (Zip Code)

(416) 953-3133

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On June 24, 2014, the Company received a resignation notice from Iouri Baltchougov from all of his positions with the Company, including President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Mr. Baltchougov’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On June 24, 2014, the Company and the majority of its shareholders appointed Michael Anthony Paul its new President, CEO, Principal Executive Officer and as Director.

From September 1, 2004 to present, Mr. Paul has been the President and C.E.O. of The Hampton Group Ltd, a private company.  Mr. Paul will serve as our Director and officer until his duly elected successor is appointed or he resigns.  There are no arrangements or understandings between Mr. Paul and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Paul and any of our officers or directors.  Mr. Paul has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

On June 24, 2014, the Company and the majority of its shareholders appointed Alpha Pang its new CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Since June 2004 to present, Mr. Pang has been working as a Business Consultant at ABP Financials, a private company.  Since May 2011 to present, Mr. Pang has been the President and Director of Gold Cap Resources, a public company listed on NYSE EURONEXT PARIS, Marche Libre exchange.  From September 2007 to June 2011 Mr. Pang was a director and the CFO of Angstrom Microsystems Inc., a public company.  From November 2010 to May 2011, Mr. Pang was a director at Alaska Pacific Corp., a public company.

There are no arrangements or understandings between Mr. Pang and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Pang and any of our officers or directors.  Other than disclosed above, Mr. Pang has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Item 8.01         Other Events.

Effective June 24, 2014, the Company changed the location of its main corporate headquarters to the following address:  326 Adelaide Street West, 4th Floor, Toronto, Ontario, Canada M5V 1R3.  The Company’s telephone is (416) 953-3133.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE LADS CORP.

Date: June 26, 2014	By:	/s/ Michael Anthony Paul
Michael Anthony Paul, President & C.E.O.